                            SEVENTH MODIFICATION OF
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS MODIFICATION is made and entered into as of this 31st day of December, 1996, among MEDAPHIS CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower"), the banks and other lending institutions listed on Annex I attached to the Credit Agreement described below (collectively, the
"Lenders") and                                   banking corporation
                             in its capacity as the Agent for the Lenders
pursuant to Article X of such Credit Agreement (the "Agent").

                               STATEMENT OF FACTS

         Pursuant to that certain Amended and Restated Credit Agreement, dated as of August 13, 1993, among Borrower, the Lenders signatory thereto and the Agent, as amended by the First Modification of Amended and Restated Credit Agreement, dated as of July 1, 1994, among such parties, the Second Modification of Amended and Restated Credit Agreement, dated as of November 23, 1994, among such parties, the Third Modification of Amended and Restated Credit Agreement, dated as of March 17, 1995, among such parties, the Fourth Modification of Amended and Restated Credit Agreement, dated as of January 31, 1996, among such parties, the Fifth Modification of Amended and Restated Credit Agreement, dated as of October 10, 1996, among such parties, and the Sixth Modification of Amended and Restated Credit Agreement, dated as of October 21, 1996, among such parties (collectively, the "Credit Agreement"), such Lenders agreed to provide Borrower with certain credit facilities on the terms and set forth in the Credit Agreement (all capitalized terms used in this Modification which are not otherwise expressly defined herein shall have the respective meanings given such terms in the Credit Agreement).

         The parties are entering into this Modification in order to make certain modifications of the Credit Agreement and to set forth certain other agreements relating to the Credit Agreement, all in accordance with and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth, as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

                               STATEMENT OF TERMS

         SECTION 1. MODIFICATIONS OF THE CREDIT AGREEMENT. Subject to the terms and conditions of this Modification (including without limitation the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth in Section 3 below), the Borrower, the Lenders and the Agent hereby agree to modify the Credit Agreement in the following respects:

         (A) Section 1.01 of the Credit Agreement shall be amended by adding thereto the following new definition:

         "Seventh Modification" shall mean the Seventh Modification of Amended and Restated Credit Agreement, dated as of December 31, 1996, among Borrower, the Lenders and the Agent.

         (B) Section 1.01 of the Credit Agreement shall be amended by deleting the definitions therein of the terms "Applicable Margin", "Cash Management Loan Rate", "Consolidated EBIT" and "Consolidated Net Income (Loss)" and by substituting in lieu thereof the following new respective definitions of such terms:

         "Applicable Margin" shall mean, from and after January 1, 1997, (i) two and one-half percent (2.5%) per annum for Loans consisting of LIBOR Advances and (ii) zero percent (0.0%) per annum for Loans consisting of Base Rate Advances.

         "Cash Management Loan Rate" shall mean the higher of (x) the rate which the Cash Management Lender publicly announces from time to time to be the Cash Management Lender's prime rate, prime lending rate or base rate, as in effect from time to time and (y) the sum of the Federal Funds Rate, as in effect from time to time plus one- half of one percent (0.5%) per annum. The Cash Management Loan Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

         "Consolidated EBIT" shall mean, for any fiscal period of the Borrower, an amount equal to the sum of the Consolidated Net Income (Loss) plus, to the extent subtracted in determining such Consolidated Net Income (Loss), (i) provisions for taxes based on income, (ii) Consolidated Interest Expense, (iii) restructuring charges, merger costs and other one-time items totaling not more than $41,600,000 incurred in the nine month period ending September 30, 1996, and (iv) solely for purposes of determining Borrower's compliance with the financial covenant in Section 7.09(e) hereof for Borrower's fiscal quarter ending December 31, 1996, actual non-cash charges relating to asset write-downs and other non-cash restructuring charges incurred in such quarter.

         "Consolidated Net Income (Loss)" shall mean, for any fiscal period of the Borrower, the net income (or loss) of the Consolidated Companies on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, but excluding therefrom (to the extent otherwise included therein)
         (i) any gains or losses, together with any related provisions for taxes, realized upon any sale of assets other than in the ordinary course of business, and (ii) any income or loss of any Person acquired prior to the date such Person becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries.

         (C) Section 2.03 of the Credit Agreement shall be amended by adding thereto the following new subsection (d):

                 (d) Notwithstanding anything in this Agreement to the contrary, Borrower shall not be entitled to obtain any new LIBOR Advances on or after the date of the Seventh Modification. In addition, notwithstanding anything herein to the contrary, no outstanding Borrowing may be converted into, or combined as, a Borrowing consisting of LIBOR Advances on or after the date of the Seventh Modification.

         (D) Section 4.03(b) of the Credit Agreement shall be deleted in its entirety and the following new Section 4.03(b) shall substituted in lieu thereof:

                 (b) (i) In consideration of the Lenders making their respective Revolving Loan Commitments hereunder available to the Borrower, the Borrower agrees to pay to the Agent (for the account of and distribution to the Lenders in accordance with their respective pro rata shares of all of the Revolving Loan Commitments) in immediately available funds a non-refundable Commitment Fee from the date of the Seventh Modification to the date of the Credit Expiration Date computed on the daily average unused portion of the Revolving Loan Commitments in effect during the period from which such payment is made (as such Revolving Loan Commitments may be reduced pursuant to this Agreement), at a rate per annum equal to one-half of one percent (0.50%), which Commitment Fee shall be payable by Borrower to the Agent (for the account of the Lenders as aforesaid) quarterly in arrears commencing on the first (1st) day of the first (1st) calendar quarter following the date of the Seventh Modification and continuing to be due on the first (1st) day of each calendar quarter thereafter so long as the Revolving Loan Commitments are in effect as well as on the Credit Expiration Date.

                 (ii) In consideration of the Cash Management Lender making its Cash Management Loan Commitment hereunder available to the Borrower, the Borrower agrees to pay to the Cash Management Lender in immediately available funds a non-refundable Commitment Fee from the date of the Seventh Modification to the date of the Credit Expiration Date computed on the daily average unused portion of the Cash Management Loan Commitment in effect during the period for which such payment is made (as such Cash Management Loan Commitment may be reduced pursuant to this Agreement) at a rate per annum equal to one-half of one percent (0.50%), which Commitment Fee shall be payable by Borrower to the Cash Management Lender quarterly in arrears commencing on the first (1st) day of the first (1st) calendar quarter following the date of the Seventh Modification and continuing to be due on the first (1st) day of each calendar quarter thereafter so long as the Cash Management Loan Commitment is in effect as well as on the Credit Expiration Date.

         (E) Section 7.01(a) of the Credit Agreement shall be deleted in its entirety and the following new Section 7.01(a) shall be substituted in lieu thereof (and any prior waiver of compliance with Section 7.01(a) of the Credit Agreement expressly or impliedly granted by the Lenders or the Agent is hereby rescinded and the requirement that Borrower comply with Section 7.01(a) as amended by this Modification is hereby reinstated):

                 (a) Within thirty (30) days after the end of each month, commencing with the month of November, 1996 (but the financial statements for the month of November, 1996 shall not be due hereunder until 45 days after the end of such month), a consolidated statement of income and statement of cash flows of Borrower and its Subsidiaries for such period and for the period from the beginning of such fiscal year to the end of such period, and a consolidated balance sheet of Borrower and its Subsidiaries as of the end of such period, setting forth in the case of each monthly statement in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP (subject to changes resulting from normal year-end adjustments) but not audited;

         (F) Section 7.01 of the Credit Agreement shall be modified by adding thereto the following new clause (t):

                 (t) On the last Business Day of each calendar week, commencing with the calendar week in which the date of the Seventh Modification occurs, bi-weekly cash flow projections for the following two-week period in the form previously submitted by Borrower to the Agent and the Required Lenders, which projections shall also include a comparison of the prior two-week period's projections to actual results.

         (G) Section 7.09 of the Credit Agreement shall be amended by adding the following new subsection (e) at the end thereof (and the period at the end of subsection (d) thereof shall be deleted and replaced with a semi-colon and the word "and"):

                 (e) Borrower's Consolidated EBITDA for its fiscal year ending on December 31, 1996 shall be not less than $45,000,000 (but Borrower's failure to comply with this Section 7.09(e) shall not constitute an Event of Default hereunder unless and until the Agent notifies the Borrower in writing, within 10 days after Borrower delivers written notice of such failure to all Lenders and the Agent, that the

                 Required Lenders have elected to declare such failure to be an Event of Default hereunder).

         (H) Section 8.05 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.05 shall be substituted in lieu thereof:

                 8.05. DIVIDENDS, ETC. Borrower shall not declare or pay any cash dividend on its capital stock or make any cash payment to purchase, redeem, retire, or acquire any of its Subordinated Debt or capital stock or any option, warrant or other right to acquire such Subordinated Debt or capital stock.

         (I) Clause (v) in Section 8.06 of the Credit Agreement shall be amended by adding the following parenthetical at the end thereof:

         (notwithstanding anything to the contrary in this clause (v), Borrower shall not, and shall not permit any Subsidiary, to make any Acquisitions on or after the date of the Seventh Modification)

         (J) Section 9.01 of the Credit Agreement shall be amended by adding thereto the following new Section 9.01(xiv):

                 (xiv) David E. McDowell shall no longer continue to serve as the chairman of Borrower's Board of Directors and as Borrower's chief executive officer unless, in the event of his resignation, discharge, retirement, disappearance, disability or death, he is replaced by Borrower's Board of Directors with a chairman and chief executive officer who is reasonably acceptable to the Required Lenders.

         (K) Section 11.05 is hereby amended by adding to the end thereof the following new paragraph (i):

                 (i) Notwithstanding anything in this Section 11.05 or in Exhibit H attached hereto to the contrary, from and after the date of the Seventh Modification any Lender may from time to time assign all or any portion of its rights and obligations under the Credit Agreement and the other Credit Documents to another Person or grant participation interests therein to participants of such Lender's choosing without the consent of the Borrower, but each such assignment or participation transaction must otherwise be in compliance with this
         Section 11.05.

         (L) Schedules 6.01(b), 6.01(c) and 6.03 to the Credit Agreement shall be deleted and the new Schedules 6.01(b), 6.01(c) and 6.03 attached hereto shall be substituted in lieu thereof, respectively.

         SECTION 2. CERTAIN FINANCIAL COVENANT WAIVERS. Subject to the terms and conditions of this Modification (including without limitation the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth in Section 3 below), the Lenders and the Agent hereby waive Borrower's compliance with the financial covenants set forth in Sections 7.09(a) through (d) of the Credit Agreement for its fiscal quarter ending December 31, 1996. The aforesaid waivers relate solely to the specific covenants and fiscal quarter described above and nothing herein is intended (or shall be construed) to constitute a waiver by any of the Lenders or the Agent of Borrower's compliance with any of the other covenants set forth in the Credit Agreement or with any of the financial covenants set forth in Sections 7.09(a) through (d) of the Credit Agreement for any future fiscal period (and, without limiting the generality of the foregoing, Borrower shall continue to be required to comply with the financial covenants set forth in Sections 7.09(a) through (d) of the Credit Agreement for each fiscal quarter of Borrower ending on or after March 31, 1997).

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Modification shall become effective, from and after the date hereof, upon the satisfaction of each and every one of the following conditions to such effectiveness:

         (A) The Agent shall have received the following documents in form and substance reasonably satisfactory to the Agent (collectively, the "Supplemental Credit Documents"):

                 (i) This Modification duly completed and executed by Borrower, the Agent and the Lenders;

                 (ii) The written consent of each of the Guarantors to the execution, delivery and performance of this Modification, which consent shall be evidenced by such Guarantor's executing one or more counterparts of this Modification in the appropriate space indicated below;

                 (iii) The favorable opinion of the General Counsel of the Borrower in the form of Attachment 1 attached hereto (subject to such changes therein as may be acceptable to the Agent); and

                 (iv) A certificate of the Borrower in substantially the form of Attachment 2 attached hereto, duly executed and appropriately completed.

         (B) Each and every representation and warranty of Borrower set forth in Section 5 below shall be true and correct in all material respects as of the date of and after giving effect to this Modification; and

         (C) There shall not exist as of the date of and after giving effect to this Modification any Default or Event of Default under the Credit Agreement as amended by this Modification.

         SECTION 4. MODIFICATION FEES. The Borrower hereby agrees to pay the following modification fees:

         (i) On January 2, 1997, Borrower shall pay to the Agent (for ratable distribution by the Agent to the Lenders in accordance with their respective pro rata shares of the Commitments as in effect on this date) an initial modification fee in an amount equal to 0.15% of the Commitments as in effect on this date, which fee shall be non-refundable; and

         (ii) If by January 31, 1997 (or by February 4, 1997 if the Required Lenders elect to extend such deadline from January 31, 1997 to such date), Borrower has not entered into, and satisfied the initial closing conditions for, an amended and restated credit agreement with the Agent and the Lenders participating therein which amends and restates the Credit Agreement, all on terms and conditions which are mutually satisfactory to the Borrower, the Agent and such Lenders, the Borrower shall pay an additional non-refundable modification fee to the Agent (for ratable distribution to all Lenders in accordance with their respective pro rata shares of the Commitments as in effect on such date) in an aggregate amount of up to $5,000,000, which deferred modification fee shall be calculated and payable as follows: (x) On February 14, 1997, Borrower shall transfer to the Agent (for ratable distribution to all Lenders as aforesaid) shares of the common stock of the Borrower (together with piggy-back registration rights acceptable to the Required Lenders and the Agent) having an aggregate value (based on the average closing price per share of such stock for the last five trading days preceding such transfer date) of $1,250,000, and (y) commencing on January 31, 1997 (or, if extended as provided above, February 4, 1997) and continuing on the last day of February, 1997 and each succeeding calendar month thereafter until the earlier of the date (if any) that the aforesaid amended and restated credit agreement may be entered into and initially closed or the date that the total payments made under this clause (y) equals $3,750,000, Borrower shall pay to the Agent (for ratable distribution to the Lenders as aforesaid) an amount (in immediately available funds) equal to 0.1667% of the aggregate amount of the Commitments on such date.

         Any and all fees payable by the Borrower to the Agent under clause (y) above on January 31, 1997 (or, if extended as provided above, February 4, 1997) and February 28, 1997, to the extent paid, shall be credited against any incremental fees payable by the Borrower for the aforesaid amended and restated credit agreement if such agreement is entered into. The parties further confirm that none of the Lenders, the Agent or the Borrower has offered, committed or agreed to enter into the aforesaid amended and restated credit agreement.

         SECTION 5. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lenders and the Agent that (a) each of Borrower and the Subsidiaries has all requisite corporate power and authority to execute and deliver the Supplemental Credit Documents to which it is a party and to perform its obligations under such Supplemental Credit Documents, and the Supplemental Credit

Documents to which each such Credit Party is a party have been duly authorized by all requisite corporate action on the part of such Credit Party, have been duly executed and delivered by authorized officers of such Credit Party, and constitute valid obligations of such Credit Party, legally binding upon and enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (b) after giving effect to this Modification, (i) no Default or Event of Default is existing under the Credit Agreement on and as of the date of this Modification and (ii) the representations and warranties of the Borrower set forth in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date of this Modification as if made on and as of each of such date (except as to the extent that any of such representations or warranties relates to a specific prior date or period).

         SECTION 6. LENDERS' EXPENSES. Notwithstanding anything to the contrary in Section 11.03 of the Credit Agreement, Borrower shall be obligated to pay each Lender's reasonable attorney's fees (including, without limitation, the allocated cost of in-house counsel), other adviser's fees and other expenses incurred from and after December 11, 1996 with respect to the Credit Agreement and all related transactions; provided, however, that so long as no Default or Event of Default has occurred and is then continuing, Borrower's liability for the attorney's fees (including, without limitation, the allocated cost of in-house counsel), other adviser's fees and other expenses incurred by any Lender in any one calendar month shall not exceed $15,000; provided further, however, that such limitation shall not apply to Borrower's liability for the Agent's attorney's fees, other adviser's fees and other expenses under Section 11.03 of the Credit Agreement.

         SECTION 7.    MISCELLANEOUS.

         (A) Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be a reference to the Credit Agreement as hereby amended and as the same may be further amended, supplemented or otherwise modified and in effect from time to time hereafter.

         (B) This Modification may be executed in any number of several counterparts, each of which shall be identical and all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Modification by signing one or more of such counterparts.

         (C) This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia (without giving effect to its conflicts of law rules).

         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above written and Borrower has caused its seal to be hereunto affixed as of such date.


                                                            BORROWER:


(CORPORATE SEAL)                                            MEDAPHIS CORPORATION

ATTEST:

                                                            By:
-------------------------------                                ------------------------------------------------
Secretary                                                        President


                                                            AGENT:





                                                            By:
                                                               ------------------------------------------------
                                                                 Title:
                                                                       ----------------------------------------


                                                            By:
                                                               ------------------------------------------------
                                                                 Title:
                                                                       ----------------------------------------

                                                            LENDERS:


                                                            AS A LENDER


                                                            By:
                                                               ------------------------------------------------
                                                                 Title:
                                                                       ----------------------------------------


                                                            By:
                                                               ------------------------------------------------
                                                                 Title:
                                                                       ----------------------------------------


                    (Signatures continued on following page)

                   (Signatures continued from preceding page)


                                                      AS A LENDER


                            By:
                               -------------------------------------------
                                 Title:
                                       -----------------------------------

                                                      AS A LENDER


                            By:
                               ------------------------------------------
                                 Title:
                                       ----------------------------------


                            By:
                               ------------------------------------------
                                 Title:
                                       ----------------------------------

                                                       AS A LENDER


                            By:
                               ------------------------------------------
                                 Title:
                                       ----------------------------------

                                            AS A LENDER


                            By:
                               ------------------------------------------
                                 Title:
                                       ----------------------------------

                                                            AS A LENDER


                            By:
                               ------------------------------------------
                                Title:
                                      -----------------------------------

                             CONSENT OF GUARANTORS



         Each of the undersigned Guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Seventh Modification of Amended and Restated Credit Agreement and does hereby reaffirm all of its obligations and agreements under any and all Credit Documents (as such term is defined in the above-referenced Credit Agreement) executed by it in connection with the above-referenced Credit Agreement and also hereby consents to any prior action taken by Medaphis Corporation in connection with the Credit Agreement.

         IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Consent under seal as of the day and year first set forth.


                                   GUARANTORS:

(CORPORATE SEAL)                   ARTRAC CORPORATION

ATTEST:

                                   By:
-------------------------             ---------------------------------------
Secretary                               Title:
                                              -------------------------------


(CORPORATE SEAL)                   ARTRAC HEALTHCARE RESOURCES, INC.

ATTEST:

                                   By:
-------------------------             ---------------------------------------
Secretary                               Title:
                                              -------------------------------


(CORPORATE SEAL)                   ASSETCARE, INC.

ATTEST:

                                   By:
-------------------------             ---------------------------------------
Secretary                               Title:
                                              -------------------------------



                    (Signatures continued on following page)

                   (Signatures continued from preceding page)


(CORPORATE SEAL)                       AUTOMATION ATWORK

ATTEST:

                                       By:
--------------------------------          ------------------------------------
Secretary                                   Title:
                                                  ----------------------------


(CORPORATE SEAL)                       BSG ALLIANCE/IT, INC.

ATTEST:

                                       By:
--------------------------------          ------------------------------------
Secretary                                   Title:
                                                  ----------------------------


(CORPORATE SEAL)                       BSG CORPORATION

ATTEST:

                                       By:
--------------------------------          ------------------------------------
Secretary                                   Title:
                                                  ----------------------------


(CORPORATE SEAL)                       CENTRAL HEALTHCARE SERVICES,
                                       INC.
ATTEST:

                                       By:
--------------------------------          ------------------------------------
Secretary                                   Title:
                                                  ----------------------------


(CORPORATE SEAL)                       CONSORT TECHNOLOGIES, INC.

ATTEST:

                                       By:
--------------------------------          ------------------------------------
Secretary                                   Title:
                                                  ----------------------------

                    (Signatures continued on following page)

                   (Signatures continued from preceding page)


(CORPORATE SEAL)                        GOTTLIEB'S FINANCIAL SERVICES,
                                        INC.
ATTEST:

                                        By:
------------------------------             -----------------------------------
Secretary                                    Title:
                                                   ---------------------------


(CORPORATE SEAL)                        HEALTHCARE RECOVERIES, INC.

ATTEST:

                                        By:
------------------------------             -----------------------------------
Secretary                                    Title:
                                                   ---------------------------


(CORPORATE SEAL)                        HEALTH DATA SCIENCES
                                        CORPORATION

ATTEST:

                                        By:
------------------------------             -----------------------------------
Secretary                                    Title:
                                                   ---------------------------


(CORPORATE SEAL)                        IMONICS CORPORATION

ATTEST:

                                        By:
------------------------------             -----------------------------------
Secretary                                    Title:
                                                   ---------------------------


(CORPORATE SEAL)                        MEDAPHIS HOSPITAL SERVICES
                                        CORPORATION
ATTEST:


                                        By:
------------------------------             -----------------------------------
Secretary                                    Title:
                                                   ---------------------------

                    (Signatures continued on following page)

                   (Signatures continued from preceding page)

(CORPORATE SEAL)                         MEDAPHIS PHYSICIAN SERVICES
                                         CORPORATION
ATTEST:


                                         By:
-----------------------------               ---------------------------------
Secretary                                     Title:
                                                    -------------------------


(CORPORATE SEAL)                         MEDAPHIS SYSTEMS CORPORATION
ATTEST:


                                         By:
-----------------------------               ---------------------------------
Secretary                                     Title:
                                                    -------------------------


(CORPORATE SEAL)                         MEDICAL MANAGEMENT SCIENCES, INC.
ATTEST:

                                        By:
---------------------------                 ---------------------------------
Secretary                                     Title:
                                                    -------------------------


(CORPORATE SEAL)                         RAPID SYSTEMS SOLUTIONS, INC.

ATTEST:

                                         By:
-----------------------------               ---------------------------------
Secretary                                     Title:
                                                    -------------------------